Sub-Item 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

Amended Schedule A to Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment ("PEA") No. 25 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on June 24, 2010 (SEC Accession No. 0000950123-10-060664) and incorporated herein by reference.

(b) Copies of the text of any proposal described in answer to sub-item 77D:

Change in Investment Objective for the Lateef Fund

The revised investment objective for the Lateef Fund became effective on June 11, 2010 and is described in the supplement to the Prospectus for the Lateef Fund dated June 11, 2010, which was filed in FundVantage Trust's ("Trust") Rule 497(e) filing on June 11, 2010.

The following resolutions were adopted by the Board of Trustees at the Regular Meeting of the Board of Trustees held on June 11, 2010:

RESOLVED,	that FundVantage Trust ("Trust") hereby adopts the
change in investment objective of the Lateef Fund as disclosed below, subject to 60 days' written notice to shareholders, with such modifications as the Officers shall, with the advice of counsel to the Trust, deem necessary and appropriate, or as may be required to conform with the requirements of any applicable statute, regulation or regulatory body; and it is

FURTHER
RESOLVED,	that the supplement to the prospectus for Class A
Shares, Class C Shares and Class I Shares of the Fund dated September 1, 2009, for the purpose of disclosing the change in investment objective as disclosed below
(the "Supplement"), be, and hereby is, approved in substantially the form presented to this meeting; and it is

FURTHER
RESOLVED, that the Officers of the Trust be, and they hereby are, authorized to prepare and file with the U.S.
Securities and Exchange Commission the Supplement.

Investment Objective for the Lateef Fund
The Lateef Fund (the "Fund"), a non-diversified fund, seeks to provide principal preservation and, secondarily, long-term capital appreciation.


Change in Investment Policy for the Pemberwick Fund to Include
Canadian Corporate Debt Securities

The revised investment policy of the Pemberwick Fund to permit investment in Canadian corporate debt securities became effective August 30, 2010 and is described in the Prospectus and Statement of Additional Information for the Pemberwick Fund dated September 1, 2010, which was filed in the Trust's Rule 485(b) filing on August 30, 2010.

The following resolution was adopted by the Board of Trustees at the Regular Meeting of the Board of Trustees held on September 24, 2010:

RESOLVED,	that the change in investment policy of the Pemberwick
Fund to permit investment in Canadian corporate debt securities, as presented at this meeting, be, and it hereby is, ratified and approved, with such modifications as the Officers of FundVantage Trust
("Trust") shall, with the advice of counsel to the Trust, deem necessary and appropriate, or as may be required to conform with the requirements of any applicable statute, regulation or regulatory body.

Change in Investment Strategy for the Cutwater Investment Grade
Bond Fund

The revised investment strategy for the Cutwater Investment Grade Bond Fund became effective on August 30, 2010 and is described in the Prospectus and Statement of Additional Information for the Cutwater Investment Grade Bond Fund dated November 30, 2010, which was filed in the Trust's Rule 497(c) filing on December 3, 2010.

The following resolution was adopted by the Board of Trustees at the Regular Meeting of the Board of Trustees held on June 11, 2010:

RESOLVED,	that FundVantage Trust ("Trust") hereby adopts the
change in investment strategy for the Cutwater
Investment Grade Bond Fund as set forth in the amendment to the Trust's Registration Statement on Form N-1A as presented at this meeting, with such modifications as the Officers shall, with the advice of counsel to the Trust, deem necessary and appropriate, or as may be required to conform with the requirements of any applicable statute, regulation or regulatory body.

(e) Copies of any new or amended registrant investment advisory contracts

Form of Investment Advisory Agreement with Compak Asset
Management was previously filed with the SEC as exhibit
28(d)(xvii) to PEA No. 36 to the Trust's Registration Statement filed with the SEC on October 15, 2010 (SEC Accession No.
0000950123-10-093570) and incorporated herein by reference.

Form of Investment Advisory Agreement with TW Asset Management LLC was previously filed with the SEC as exhibit 28(d)(xvi) to PEA No. 35 to the Trust's Registration Statement filed with the SEC on October 15, 2010 (SEC Accession No. 0000950123-10-093568)
and incorporated herein by reference.

Form of Investment Advisory Agreement with Wentworth, Hauser and Violich, Inc. was previously filed with the SEC as exhibit 28(d)(v) to PEA No. 34 to the Trust's Registration Statement filed with the SEC on October 15, 2010 (SEC Accession No. 0000950123-10-093496) and incorporated herein by reference.

Investment Advisory Agreement with Estabrook Capital Management LLC was previously filed with the SEC as exhibit 28(d)(ix) to PEA No. 33 to the Trust's Registration Statement filed with the SEC on August 30, 2010 (SEC Accession No. 0000950123-10-082365)
and incorporated herein by reference.

Investment Advisory Agreement with Polen Capital Management, LLC was previously filed with the SEC as exhibit 28(d)(xii) to PEA No. 33 to the Trust's Registration Statement filed with the SEC on August 30, 2010 (SEC Accession No. 0000950123-10-082365) and
incorporated herein by reference.

Investment Advisory Agreement with DuPont Capital Management Corporation was previously filed with the SEC as exhibit 28(d)(xiv) to PEA No. 33 to the Trust's Registration Statement filed with the SEC on August 30, 2010 (SEC Accession No. 0000950123-10-082365) and incorporated herein by reference.

Form of Investment Advisory Agreement with Gotham Asset Management, LLC was previously filed with the SEC as exhibit 28(d)(xv) to PEA No. 32 to the Trust's Registration Statement filed with the SEC on August 20, 2010 (SEC Accession No. 0000950123-10-079531) and incorporated herein by reference.

Form of Investment Advisory Agreement with Boston Advisors, LLC was previously filed with the SEC as exhibit 28(d)(iii) to PEA No. 31 to the Trust's Registration Statement filed with the SEC on August 17, 2010 (SEC Accession No. 0000950123-10-078590) and
incorporated herein by reference.

Investment Advisory Agreement with Asset Management Group of Bank of Hawaii was previously filed with the SEC as exhibit 28(d)(x) to PEA No. 28 to the Trust's Registration Statement filed with the SEC on July 1, 2010 (SEC Accession No. 0000950123-10-063211) and incorporated herein by reference.

Form of Investment Advisory Agreement with Cutwater Investor Services Corp. was previously filed with the SEC as exhibit 28(d)(i) to PEA No. 27 to the Trust's Registration Statement filed with the SEC on June 30, 2010 (SEC Accession No. 0000950123-10-062705) and incorporated herein by reference.

Investment Advisory Agreement with Private Capital Management, L.P. was previously filed with the SEC as exhibit 28(d)(viii) to PEA No. 27 to the Trust's Registration Statement filed with the SEC on June 30, 2010 (SEC Accession No. 0000950123-10-062705)
and incorporated herein by reference.